UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 6, 2008
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On March 6, 2008, Tween Brands, Inc. (the “Company”) announced the resignation of Jill Dean as President of the Limited Too division of the Company, effective March 6, 2008. The Company issued a press release announcing the events described above. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.
In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibits referenced in this Item 7.01 and attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. By furnishing this information on Form 8-K, the Company makes no admissions as to the materiality of any of the information in this report that is furnished under this Item 7.01.
Item 9.01. Exhibits.
     (c) Exhibits.

Exhibit No.		Description

99.1	*	Press Release, dated March 6, 2008, entitled “Tween Brands Announces Executive’s Departure.”
___________________
* Furnished with this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC.

Date: March 11, 2008	By:	/s/ Kenneth T. Stevens

Kenneth T. Stevens President and Chief Operating Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.		Description

99.1	*	Press Release, dated March 6, 2008, entitled “Tween Brands Announces Executive’s Departure.”
___________________
* Furnished with this report.